Exhibit 99.1

Signet Jewelers Announces Strategic Acquisition of Blue Nile, Inc. and Updates FY23 Guidance

Strengthens leadership in Bridal and Accessible Luxury
Accelerates Connected Commerce capabilities and Digital reach

HAMILTON, Bermuda, August 9, 2022 /PRNewswire/ -- Signet Jewelers Limited (“Signet” or the “Company”) (NYSE: SIG), the world’s leading retailer of diamond jewelry, today announced it has signed a definitive agreement to acquire Blue Nile, Inc. (“Blue Nile”), a leading online retailer of engagement rings and fine jewelry, for $360 million in an all cash transaction. Blue Nile delivered revenue of more than $500 million in calendar year 2021.

The strategic acquisition of Blue Nile accelerates Signet’s efforts to expand its bridal offerings and grow its Accessible Luxury portfolio while extending its digital leadership in the jewelry category – all to further enhance shopping experiences for consumers and create value for shareholders. Blue Nile brings an attractive customer demographic that is younger, more affluent, and ethnically diverse which will broaden our customer acquisition funnel. Upon closing, Blue Nile will be strategically positioned at the top tier of Signet’s Accessible Luxury banners along with Jared, James Allen and Diamonds Direct.

“Blue Nile is a pioneer and innovator in online engagement rings and fine jewelry, providing a unique and highly desirable shopping experience for customers,” said Signet Chief Executive Officer Virginia C. Drosos. “Adding Blue Nile to our strong and diversified portfolio of banners will further drive our Inspiring Brilliance growth strategy - expanding customer choice, building new capabilities, and achieving meaningful operating synergies that will increase value for both our consumers and shareholders.”

“By joining Signet, we will extend our premium brand and fine jewelry offering to millions of new customers while bringing new capabilities to our leading e-commerce business that will drive additional growth opportunities for Blue Nile,” said Sean Kell, CEO of Blue Nile. “We’re equally thrilled to join a purpose-inspired and sustainability-focused company that shares our core values and has been recognized as a certified Great Place to Work®.”

The transaction will be funded with cash on hand and is currently expected to close in the third quarter of Fiscal Year 2023. Regulatory filings were made in July and the applicable waiting period has passed however the transaction is still subject to other customary closing conditions. While synergies are likely to start materializing as early as the fourth quarter of Fiscal 2023, the acquisition, will likely not be accretive until Q4 of Fiscal 2024, exclusive of transaction and integration-related charges, as well as anticipated impacts of purchase accounting adjustments related to the transaction.

Separately, the Company is updating its guidance for the second quarter and full year Fiscal 2023 given heightened pressure on consumers’ discretionary spending and increased macroeconomic headwinds. Preliminary second quarter total revenue is expected to be approximately $1.75 billion and non-GAAP operating income is expected to be approximately $192 million. The Company now expects Fiscal 2023 total revenues of $7.60 – 7.70 billion and non-GAAP operating income to be in the range of $787-828 million. This compares with prior Fiscal 2023 guidance for total revenue of $8.03-8.25 billion and non-GAAP operating income of $921-974 million. This revised Fiscal Year 2023 outlook does not include 1) further material worsening of macroeconomic factors which could impact consumer spending patterns and have an associated impact on the Company’s business performance, or 2) the pending acquisition of Blue Nile.

Drosos continued, “We saw sales soften in July as our customers have been increasingly impacted by rapid inflation, so we’re revising guidance to align with these trends. That said, I’m pleased that revised guidance positions us up ~25% in revenue versus the FY20 pre-pandemic period. In addition, our transformed operating model and strong balance sheet give us dry powder, even in a down market, to invest in market share expansion as we are doing organically in our banners and with the acquisition of Blue Nile. We believe this acquisition brings additional value, capabilities, and further growth potential to our Company.”

“While our initial guidance for FY23 anticipated the impact of stimulus in the base period and the level of inflation that we were seeing at that time, we have seen a further deterioration in consumer spending, including at higher price points, in July,” said Joan Hilson, Chief Financial and Strategy Officer. “Assuming this trend will persist in the back half of the year, we are modestly reducing our FY23 guidance. Importantly, our outlook continues to reflect a double digit annual operating margin based on the strength of our transformed business model.”

Non-GAAP Measures
Forecasted non-GAAP operating income provided above excludes potential non-recurring charges. However, given the potential impact of non-recurring charges to operating income calculated in accordance with accounting principles generally accepted in the US ("GAAP"), we cannot provide forecasted GAAP operating income or the probable significance of such items without unreasonable efforts. As such, we do not present a reconciliation of forecasted non-GAAP operating income to corresponding GAAP operating income.

In addition to financial measures calculated and presented in accordance with GAAP, the Company believes that non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, can provide more information to assist investors in evaluating historical trends and current period performance. For these reasons, internal management reporting and the Company's guidance includes non-GAAP measures. Items may be excluded from GAAP financial measures when the Company believes this provides useful supplementary information to management and investors in assessing the operating performance of our business. These non-GAAP financial measures should be considered in addition to, and not superior to or as a substitute for the GAAP financial measures presented in the Company's consolidated financial statements and other publicly filed reports. In addition, our non-GAAP financial measures may not be the same as or comparable to similar non-GAAP measures presented by other companies.

About Signet
Signet Jewelers Limited is the world's leading retailer of diamond jewelry. As a purpose-driven and sustainability-focused company, Signet is a participant in the United Nations Global Compact and adheres to its principles-based approach to responsible business. Signet is a Great Place to Work –Certified™ company and has been named to the Bloomberg Gender-Equality Index for four consecutive years. Signet operates approximately 2,800 stores primarily under the name brands of Kay Jewelers, Zales, Jared, Banter by Piercing Pagoda, Diamonds Direct, JamesAllen.com, Peoples, H. Samuel, Ernest Jones and the jewelry subscription service, Rocksbox. Further information on Signet is available at www.signetjewelers.com. See also www.kay.com, www.zales.com, www.jared.com, www.banter.com, www.diamondsdirect.com, www.jamesallen.com, www.peoplesjewellers.com, www.hsamuel.co.uk, www.ernestjones.co.uk and www.rocksbox.com.

About Blue Nile
Blue Nile, Inc. is a leading online retailer of high-quality, conflict-free, GIA graded diamonds and fine jewelry. The company offers a highly desirable experience for purchasing engagement rings, wedding rings, and fine jewelry by providing expert guidance, in-depth educational materials, and unique online tools that place consumers in control of the jewelry shopping process. Blue Nile has some of the highest quality standards in the industry and offers thousands of independently graded diamonds and fine jewelry. Blue Nile can be found online at www.bluenile.com and at 21 physical showrooms located throughout the United States.

Safe Harbor Statement
This release contains statements which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements based upon management's beliefs and expectations as well as on assumptions made by and data currently available to management, appear in a number of places throughout this document and include statements regarding, among other things, results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which Signet operates. The use of the words "expects," "intends," "anticipates," "estimates," "predicts," "believes," "should," "potential," "may," "preliminary," "forecast," "objective," "plan," or "target," and other similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties which could cause the actual results to not be realized, including, but not limited to: difficulty or delay in executing or integrating an acquisition, including Blue Nile, or executing other major business or strategic initiatives, the negative impacts that the COVID-19 pandemic has had, and could have in the future, on Signet's business, financial condition, profitability and cash flows; the effect of steps we take in response to the pandemic; the severity, duration and potential resurgence of the pandemic (including through variants), including whether it is necessary to temporarily reclose our stores, distribution centers and corporate facilities or for our suppliers and vendors to temporarily reclose their facilities; the pace of recovery when the pandemic subsides and the heightened impact it has on many of the risks described herein, including without limitation risks relating to disruptions in our supply chain, our ability to attract and retain labor especially if COVID-19 vaccine mandates are implemented, consumer behaviors such as willingness to congregate in shopping centers and shifts in spending away from the jewelry category toward more experiential purchases, the impacts of the expiration of government stimulus on overall consumer spending, our level of indebtedness and covenant compliance, availability of adequate capital, our ability to execute our business plans, our lease obligations and relationships with our landlords, and asset impairments; general economic or market conditions, including impacts of inflation or other pricing environment factors on the Company's commodity costs (including diamonds) or other operating costs; a prolonged slowdown in the growth of the jewelry market or the overall economy; financial market risks; a decline in consumer discretionary spending or deterioration in consumer financial position, including the impacts of inflation and rising prices on necessities such as gas and groceries; our ability to optimize Signet's transformation strategies; changes to regulations relating to customer credit; disruption in the availability of credit for customers and customer inability to meet credit payment obligations; our ability to achieve the benefits related to the outsourcing of the credit portfolio, including due to technology disruptions, future financial results and operating results and/or disruptions arising from changes to or termination of the relevant outsourcing agreements; deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of long-lived assets or intangible assets or other adverse financial consequences; the volatility of our stock price; the impact of financial covenants, credit ratings or interest volatility on our ability to borrow; our ability to maintain adequate levels of liquidity for our cash needs, including debt obligations, payment of dividends, planned share repurchases (including execution of accelerated share repurchases) and capital expenditures as well as the ability of our customers, suppliers and lenders to access sources of liquidity to provide for their own cash needs; changes in our credit rating; potential regulatory changes; future legislative and regulatory requirements in the US and globally relating to climate change, including any new climate related disclosure or compliance requirements, such as those recently proposed by the SEC; global economic conditions or other developments related to the United Kingdom's exit from the European Union; exchange rate fluctuations; the cost, availability of and demand for diamonds, gold and other precious metals, including any impact on the global market supply of diamonds due to the ongoing Russia-Ukraine conflict or related sanctions; stakeholder reactions to disclosure regarding the source and use of certain minerals; seasonality of Signet's business; the merchandising, pricing and inventory policies followed by Signet and failure to manage inventory levels; Signet's relationships with suppliers including the ability to continue to utilize extended payment terms and the ability to obtain merchandise that customers wish to purchase; the failure to adequately address the impact of existing tariffs and/or the imposition of additional duties, tariffs, taxes and other charges or other barriers to trade or impacts from trade relations; the level of competition and promotional activity in the jewelry sector; our ability to optimize Signet's multi-year strategy to gain market share, expand and improve existing services, innovate and achieve sustainable, long-term growth; the maintenance and continued innovation of Signet's OmniChannel retailing and ability to increase digital sales, as well as management of its digital marketing costs; changes in consumer attitudes regarding jewelry and failure to anticipate and keep pace with changing fashion trends; changes in the supply and consumer acceptance of and demand for gem quality lab created diamonds and adequate identification of the use of substitute products in our jewelry; ability to execute successful marketing programs and manage social media; the ability to optimize Signet's real estate footprint; the ability to satisfy the accounting requirements for "hedge accounting," or the default or insolvency of a counterparty to a hedging contract; the performance of and ability to recruit, train, motivate and retain qualified team members - particularly in regions experiencing low unemployment rates; management of social, ethical and environmental risks; the reputation of Signet and its banners; inadequacy in and disruptions to internal controls and systems, including related to the migration to new information technology systems which impact financial reporting; security breaches and other disruptions to Signet's information technology infrastructure and databases; an adverse development in legal or regulatory proceedings or tax matters, including any new claims or litigation brought by employees, suppliers, consumers or shareholders, regulatory initiatives or investigations, and ongoing compliance with regulations and any consent orders or other legal or regulatory decisions; failure to comply with labor regulations; collective bargaining activity; changes in corporate taxation rates, laws, rules or practices in the US and jurisdictions in which Signet's subsidiaries are incorporated, including developments related to the tax treatment of companies engaged in Internet commerce or deductions associated with payments to foreign related parties that are subject to a low effective tax rate; risks related to international laws and Signet being a Bermuda corporation; risks relating to the outcome of pending litigation; our ability to protect our intellectual property or physical assets; changes in assumptions used in making accounting estimates relating to items such as extended service plans and pensions; or the impact of weather-related incidents, natural disasters, organized crime or theft, strikes, protests, riots or terrorism, acts of war (including the ongoing Russian-Ukraine conflict), or another public health crisis or disease outbreak, epidemic or pandemic on Signet's business.
For a discussion of these and other risks and uncertainties which could cause actual results to differ materially from those expressed in any forward looking statement, see the “Risk Factors” and “Forward-Looking Statements” sections of Signet’s Fiscal 2022 Annual Report on Form 10-K filed with the SEC on March 17, 2022 and quarterly reports on Form 10-Q and the “Safe Harbor Statements” in current reports on Form 8-K filed with the SEC. Signet undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Investors:

Vinnie Sinisi
SVP Investor Relations
+1 330 665 6530
vincent.sinisi@signetjewelers.com

Media:

Lindsay Hymson
Vice President Financial Communications & Media Relations
+1 516 524 1757
Lindsay.hymson@signetjewelers.com